Rate Sheet Prospectus Supplement Dated _____, 2025
To The Prospectus Dated _____, 2025 For

JACKSON MARKET LINK PRO® ADVISORY III
INDIVIDUAL SINGLE PREMIUM DEFERRED REGISTERED INDEX-LINKED ANNUITY

Issued by
Jackson National Life Insurance Company of New York®

This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

The purpose of this Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current annual add-on benefit charges (referred to as the “charges”), and the Guaranteed Annual Withdrawal Amount (“GAWA”) percentages (referred to as the “rates”) for the +Income GMWB and +Income GMWB with Joint Option add-on benefits, as applicable. This Supplement also provides the current minimum and maximum annual fees you would pay for a single optional benefit, and the current lowest and highest cost you would incur each year, based on current charges. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefits referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES”, and “ACCESS TO YOUR MONEY” sections in the prospectus.

The charges and rates below apply for applications or benefit election forms signed on or after ____, 2025.

It is important that you have the most current Rate Sheet Prospectus Supplement as of the date you sign your application. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Rate Sheet Prospectus Supplement, the new Rate Sheet Prospectus Supplement will be filed a minimum of 10 calendar days prior to its effective date.

The current minimum and maximum annual fees (for a single optional benefit), as displayed in the “Are There Ongoing Fees and Expenses?” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

ANNUAL FEE	MINIMUM	MAXIMUM
3. Optional benefits available for an additional charge[1]	1.45%	1.45%

1.    The minimum and maximum fee reflect an annualized percentage of the GWB.

The current lowest and highest annual cost estimates, as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

[TO BE UPDATED BY AMENDMENT]

LOWEST ANNUAL COST:	HIGHEST ANNUAL COST:
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Fund fees and expenses
•No add-on benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of add-on benefits and Fund fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

The current annual charges for the following add-on benefits are:

Add-on Benefit Name	Current Annual Charge	Charge Basis
+Income (Single)	1.45%	GWB
+Income (Joint)	1.45%	GWB

The current rates available with the +Income GMWB and +Income GMWB with Joint Option add-on benefits are:

+Income GMWB
Attained Age	GAWA% in Deferral Years 0-3	GAWA% in Deferral Years 3-6	GAWA% in Deferral Years 6-9	GAWA% in Deferral Years 9+
50-59	4.25%	4.75%	5.25%	5.75%
60-64	5.25%	5.50%	5.75%	6.25%
65-69	5.75%	6.25%	7.00%	7.50%
70-74	6.00%	6.50%	7.25%	7.75%
75-79	6.25%	6.75%	7.50%	8.00%
80+	6.75%	7.25%	8.00%	8.25%

+Income GMWB with Joint Option
Attained Age	GAWA% in Deferral Years 0-3	GAWA% in Deferral Years 3-6	GAWA% in Deferral Years 6-9	GAWA% in Deferral Years 9+
50-59	3.75%	4.25%	4.75%	5.25%
60-64	4.75%	5.00%	5.25%	5.75%
65-69	5.25%	5.75%	6.50%	7.00%
70-74	5.50%	6.00%	6.75%	7.25%
75-79	5.75%	6.25%	7.00%	7.50%
80+	6.25%	6.75%	7.50%	7.75%

In order for you to receive the charges and rates disclosed in this Supplement, your application or benefit election form must be signed on or after the date referenced above. We must receive your application in Good Order within 14 calendar days from the date you sign your application, and your initial Premium Payment must be received within 14 calendar days (60 calendar days for 1035 exchanges, direct transfers, or direct rollovers) from the date you sign your application. If you are electing a benefit after your Contract has already been issued, we must receive your benefit election form in Good Order within 14 calendar days from the date you sign your benefit election form, and at most thirty (30) calendar days before your Contract Anniversary and no later than 4:00pm Eastern Time on your Contract Anniversary. Once your Contract is issued with the add-on benefit (or the benefit is added to your Contract post-issue), the rates disclosed in this Supplement will not change as long as the add-on benefit is effective, however the charges will be subject to any charge increase provisions outlined in your Contract. For add-on benefits with set term lengths that must be re-elected for subsequent terms, each re-election will be considered a new election of the add-on benefit, and will be subject to the charges and rates disclosed in the Supplement in effect at the time of the re-election.

Subject to meeting the timing requirements stated above, on the Issue Date, if the current rates have changed since the date you signed your application, the following will apply:
•If the GAWA percentages increased, you will receive the higher percentages in effect on the issue date.
•If the Annual Charge decreased, you will receive the lower charge in effect on your issue date.
However, if any of the rates associated with your election(s) decreased, or the Annual Charge(s) associated with your election(s) increased, you will receive all of the rates and Annual Charges associated with your election(s) that were in effect on the date you signed your application.

If the necessary paperwork and initial Premium Payment are not received within the timelines referenced above, you will receive the applicable charges and rates in effect as of the Contract's Issue Date.

If your application or benefit election form was signed prior to the application or benefit election form date shown above, please refer to your Contract for the charges and rates applicable to your add-on benefits, or contact our Customer Care Center.

All Rate Sheet Prospectus Supplements are available by contacting our Jackson of NY Customer Care Center at 1-800-599-5651, and are also available at www.jackson.com/product-literature-11.html.

_________________________________
To be used with -------- XX/XX

-------- XX/XX